SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement        |_|   Confidential, For Use of the
                                            Commission
                                            Only (as permitted by Rule
                                            14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Under Rule 14a-12

                            LIFE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No fee required.
   |_|  Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------
   |_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
   (1)      Amount previously paid:

--------------------------------------------------------------------------------
   (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
   (3)      Filing Party:

--------------------------------------------------------------------------------
   (4)      Dated Filed:

--------------------------------------------------------------------------------

          THE FOLLOWING IS A SCRIPT USED BY CERTAIN EXECUTIVES OF LIFE
       TECHNOLOGIES, INC., INVITROGEN CORPORATION AND DEXTER CORPORATION
                FOR A CALL WITH CERTAIN ANALYSTS ON JULY 10, 2000

                                                      [LOGO]


                          ANALYST TELECONFERENCE SCRIPT


OPERATOR INTRODUCTION

MR. TURNER:
THANK YOU OPERATOR.

GOOD MORNING LADIES AND GENTLEMEN. THANK YOU SO MUCH FOR JOINING US THIS MORNING TO DISCUSS OUR EXCITING NEWS.

BEFORE I BEGIN, LET ME INTRODUCE THE FOLKS WITH ME TODAY. JIM GLYNN, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF INVITROGEN, AND DR.
J. STARK THOMPSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF LIFE TECHNOLOGIES.

ALSO, THIS CONFERENCE CALL MAY CONTAIN STATEMENTS THAT ARE CONSIDERED "FORWARD-LOOKING" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPLETE FORWARD LOOKING STATEMENT IS IN OUR PRESS RELEASE ANNOUNCING THESE TRANSACTIONS AND IS UPDATED FROM TIME TO TIME IN THE COMPANIES' SEC FILINGS.

AS YOU KNOW, YESTERDAY, WE ANNOUNCED THAT INVITROGEN, LIFE TECHNOLOGIES AND DEXTER HAVE ENTERED INTO DEFINITIVE MERGER AGREEMENTS UNDER WHICH INVITROGEN WILL ACQUIRE ALL OF THE OUTSTANDING SHARES OF BOTH LIFE TECHNOLOGIES AND DEXTER CORPORATION. DEXTER CORPORATION CURRENTLY OWNS APPROXIMATELY 75% OF LIFE TECHNOLOGIES' OUTSTANDING STOCK.

FOR THOSE OF YOU WHO AREN'T FAMILIAR WITH LIFE TECHNOLOGIES, IT IS ONE OF THE WORLD'S LEADERS IN MOLECULAR BIOLOGY AND CELL CULTURE SUPPLIES FOR THE LIFE SCIENCE INDUSTRY. INVITROGEN DEVELOPS, MANUFACTURES AND MARKETS RESEARCH TOOLS IN KIT FORM AND PROVIDES OTHER RESEARCH PRODUCTS AND SERVICES TO CORPORATE, ACADEMIC AND GOVERNMENT ENTITIES. THESE RESEARCH KITS SIMPLIFY AND IMPROVE GENE CLONING, GENE EXPRESSION AND GENE ANALYSIS TECHNIQUES AND ARE USED FOR GENOMICS AND GENE-BASED DRUG DISCOVERY. INVITROGEN WAS FOUNDED IN 1987. OUR HEADQUARTERS ARE IN SAN DIEGO, CALIFORNIA AND WE ALSO HAVE OPERATIONS IN ALABAMA, THE NETHERLANDS, AND GERMANY.

THE COMBINED TRANSACTIONS HAVE A TOTAL EQUITY VALUE OF APPROXIMATELY $1.9 BILLION, TO BE PAID IN A COMBINATION OF CASH AND INVITROGEN STOCK, AND ARE EXPECTED TO CLOSE SIMULTANEOUSLY IN THE FALL OF 2000.

BOTH TRANSACTIONS WILL BE ACCOUNTED FOR AS PURCHASES AND WILL BE IMMEDIATELY ACCRETIVE TO INVITROGEN'S CASH EARNINGS PER SHARE.

THIS COMBINATION CREATES A LEADING COMPANY IN LIFE SCIENCES AND GENOMICS WITH ANNUAL REVENUES IN EXCESS OF $500 MILLION AND APPROXIMATELY $100 MILLION IN OPERATING CASHFLOW. THE TRANSACTION WILL MAKE INVITROGEN A PREMIER PRODUCTS PROVIDER FOR MOLECULAR BIOLOGY RESEARCH, PARTICULARLY GENE CLONING, EXPRESSION, AND ANALYSIS -- KEY TECHNIQUES IN DECIPHERING THE HUMAN GENOME SEQUENCE, WHICH WAS RECENTLY COMPLETED.

WE KNOW LIFE TECHNOLOGIES WELL. WHEN WE FIRST SPOKE ABOUT THE POWER OF THIS COMBINATION AT THE BEGINNING OF THIS YEAR WE ALL RECOGNIZED ITS POTENTIAL. I'M GLAD TO BE HERE TODAY TO SHARE OUR ENTHUSIASM AND VISION FOR OUR COMBINED FUTURE.

THIS COMBINATION CREATES A NEW GLOBAL LEADER IN MOLECULAR BIOLOGY RESEARCH AND SERVICES. TOGETHER, INVITROGEN AND LIFE TECHNOLOGIES WILL HAVE SUBSTANTIAL GROWTH OPPORTUNITIES BY OFFERING A COMPREHENSIVE PRODUCT LINE IN GENE CLONING, EXPRESSION AND ANALYSIS. OUR TARGET MARKET HAS BEEN GROWING IN THE RANGE OF 25 TO 30% ANNUALLY FOR THE LAST FIVE YEARS. THIS MARKET IS POISED FOR EVEN MORE RAPID EXPANSION DUE TO THE COMPLETION OF THE HUMAN GENOME SEQUENCE. WE BELIEVE WE CAN ACCELERATE THE GROWTH RATE OF LIFE TECHNOLOGIES PRODUCTS AS A RESULT OF A NUMBER OF STRATEGIC AND REVENUE GROWTH OPPORTUNITIES.

o FIRST, TOGETHER WE CAN FURTHER ENHANCE OUR LEADERSHIP POSITION IN THE RAPIDLY GROWING LIFE SCIENCE MARKET. WE SERVE THAT BROAD MARKET FROM THE LARGEST CORPORATE AND COMMERCIAL CUSTOMERS TO ACADEMIC AND GOVERNMENT ENTITIES.

o WE INTEND FOR LIFE TECHNOLOGIES AND INVITROGEN TO DEVELOP PROPRIETARY EXPRESSION SYSTEMS, HOST CELL LINES, AND GROWTH MEDIA FOR THE MANUFACTURE OF CLONED PROTEINS. THIS ALONE TARGETS THE $3 BILLION MOLECULAR AND CELL BIOLOGY MARKET;

o WE ARE UNIQUELY POSITIONED TO COMBINE OUR TECHNOLOGIES TO CREATE AN OPERATING SYSTEM THAT WILL BE THE INDUSTRY STANDARD FOR CONVENTIONAL AND HIGH-THROUGHPUT GENE CLONING AND EXPRESSION. IN PARTICULAR, WE WILL COMBINE INVITROGEN'S TOPO/TA AND ECHO CLONING TECHNOLOGY, LIFE TECHNOLOGIES' CDNA AND GATEWAYTM CLONING TECHNOLOGY, AND THE INDUSTRY'S BROADEST LINE OF EXPRESSION VECTORS INTO AN INTEGRATED OPERATING SYSTEM FOR GENE CLONING AND EXPRESSION. THIS SYSTEM WILL ALSO PROVIDE A COMPLETE PLATFORM FOR HIGH-THROUGHPUT GENE DISCOVERY. THROUGH THIS PRODUCT OFFERING, WE WILL NOT ONLY BE ABLE TO DRIVE OUR LEADERSHIP POSITION IN THE HIGH GROWTH GENE CLONING AND EXPRESSION MARKET, BUT ALSO BE ABLE TO CROSS SELL OUR COMPLETE RANGE OF MOLECULAR BIOLOGY PRODUCTS AND SERVICES INTO OUR COMBINED CUSTOMER BASE.

o ALSO, WE WILL LEVERAGE OUR EXTENSIVE COMBINED PROPRIETARY TECHNOLOGY PORTFOLIO OF OVER 200 ISSUED AND PENDING PATENTS AND OVER 300 LICENSES;

o BEYOND THE SIGNIFICANT NEAR-TERM PRODUCT GROWTH OPPORTUNITIES CREATED BY THIS TRANSACTION, WE EXPECT TO AUGMENT OUR PROVEN ABILITY TO RAPIDLY DEVELOP ADDITIONAL HIGH GROWTH, PROPRIETARY PRODUCT LINES, BY LEVERAGING THE COMBINED RESOURCES OF OUR 280 R&D PERSONNEL;

o IN ADDITION, WE BELIEVE THAT INTEGRATING OUR WORLDWIDE DISTRIBUTION AND MARKETING INFRASTRUCTURE, WHICH WILL INCLUDE OVER 300 SALES PROFESSIONALS AND OVER 60 TECHNICAL SUPPORT REPRESENTATIVES, WILL CREATE A SIGNIFICANT ADVANTAGE IN SERVING OUR CUSTOMERS. WE BELIEVE THAT THE ADDITION OF LIFE TECHNOLOGIES' GLOBAL MANUFACTURING NETWORK, WITH FACILITIES IN NORTH AMERICA, EUROPE, NEW ZEALAND AND JAPAN WILL PROVIDE SIGNIFICANT ADVANTAGES IN DELIVERING PRODUCT TO OUR CUSTOMERS, RAPIDLY INTRODUCING NEW PRODUCTS AND SUPPORTING OUR GROWING PRODUCT LINE.

AS FAR AS MANAGEMENT GOES, I WILL SERVE AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE COMBINED COMPANY. WE'RE DELIGHTED THAT STARK THOMPSON WILL CONTINUE TO SERVE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE LIFE TECHNOLOGIES DIVISION. HE WILL HOLD A SENIOR EXECUTIVE POSITION WITH INVITROGEN, AND WILL JOIN THE INVITROGEN BOARD. I LOOK FORWARD TO WORKING WITH STARK AND HIS TEAM. IN ADDITION, TOM ADAMS, PRESENTLY A MEMBER OF THE LIFE TECHNOLOGIES BOARD, WILL ALSO JOIN THE INVITROGEN BOARD.

THE COMBINED COMPANY WILL USE THE INVITROGEN NAME AND WILL BE HEADQUARTERED IN SAN DIEGO, CALIFORNIA. LIFE TECHNOLOGIES WILL CONTINUE TO OPERATE UNDER ITS NAME AS A DIVISION OF INVITROGEN AND WILL RETAIN ITS HEADQUARTERS IN ROCKVILLE, MARYLAND.

NOW LET ME TURN THE CALL OVER TO STARK.


J. STARK THOMPSON

THANK YOU LYLE. JOINING FORCES WITH INVITROGEN IS A GREAT OPPORTUNITY FOR LIFE TECHNOLOGIES AND ITS EMPLOYEES. THIS IS THE RIGHT PARTNER AT THE RIGHT TIME.

LIFE TECHNOLOGIES PROVIDES ESSENTIAL TECHNOLOGIES NEEDED BY THE BIOTECHNOLOGY AND BIOPHARMACEUTICAL COMMUNITIES. THE COMPANY MANUFACTURES AND MARKETS A BREADTH OF OFFERINGS UNIQUE IN THE INDUSTRY, USED IN APPLICATIONS OF THE LIFE SCIENCES DISCOVERY, DEVELOPMENT, AND PRODUCTION PROCESSES. THE OFFERINGS RANGE FROM CATALOG AND CUSTOM PRODUCTS TO TECHNOLOGY LICENSING, RESEARCH SERVICES, LARGE-SCALE PRODUCTION, AND LIFE SCIENCE TECHNICAL EXPERTISE AND SUPPORT. WITH OPERATIONS IN MORE THAN 20 COUNTRIES AND DISTRIBUTOR RELATIONSHIPS IN 40 MORE, THE COMPANY SERVES CUSTOMERS IN UNIVERSITIES, PUBLIC AND PRIVATE RESEARCH INSTITUTIONS, AND BIOTECHNOLOGY AND PHARMACEUTICAL COMPANIES. THE COMPANY EMPLOYS OVER 2,000 AT ITS WORLDWIDE LOCATIONS.

TOGETHER WITH INVITROGEN WE WILL HAVE A BROAD RANGE OF PRODUCTS TO SERVE THE GENOMICS INDUSTRY THAT HAS EXPERIENCED SUBSTANTIAL GROWTH AND IS POISED FOR EXPLOSIVE GROWTH. SHAREHOLDERS WILL HAVE THE OPPORTUNITY TO PARTICIPATE IN THE UPSIDE OF THIS EXCITING COMBINATION. EMPLOYEES WILL HAVE THE OPPORTUNITY TO BE A PART OF A COMBINED DYNAMIC ORGANIZATION WITH GREATER SCALE AND RESOURCES. LEVERAGING THE COMPLEMENTARY STRENGTHS OF INVITROGEN AND LIFE TECHNOLOGIES WILL CREATE A RANGE OF NEW GROWTH OPPORTUNITIES FOR OUR COMBINED COMPANY."

NOW JIM WILL REVIEW SOME OF THE TERMS OF THE TRANSACTION.

JIM GLYNN
THANK YOU STARK.

UNDER THE TERMS OF THE AGREEMENTS, INVITROGEN WILL ACQUIRE ALL OF THE OUTSTANDING COMMON STOCK OF DEXTER FOR $62.50 PER SHARE OR APPROXIMATELY $1.5 BILLION AND ALL OF THE OUTSTANDING COMMON STOCK OF LIFE TECHNOLOGIES, OTHER THAN THE SHARES HELD BY DEXTER, FOR $60.00 PER SHARE OR APPROXIMATELY $400 MILLION. THE CONSIDERATION WILL CONSIST OF INVITROGEN COMMON STOCK AND CASH. THE MAXIMUM CASH AVAILABLE IS APPROXIMATELY $410 MILLION FOR DEXTER SHAREHOLDERS AND APPROXIMATELY $105 MILLION FOR LIFE TECHNOLOGIES SHAREHOLDERS. THIS REPRESENTS 28% OF THE AGGREGATE MERGER CONSIDERATION FOR EACH COMPANY. EACH SHAREHOLDER MAY ELECT TO RECEIVE EITHER ALL INVITROGEN STOCK OR A COMBINATION OF CASH AND STOCK. THE DEFAULT CASH PAYOUT PERCENTAGE WILL BE 28%, BUT IF A NUMBER OF SHAREHOLDERS ELECT TO RECEIVE ALL STOCK, HIGHER CASH PERCENTAGES MAY BE AVAILABLE.

AS FAR AS THE COLLAR GOES, IT HAS A RANGE OF $60 TO $80. IT IS OUTLINED IN THE PRESS RELEASE AND WILL BE DETAILED IN OUR MERGER AGREEMENT THAT WILL BE FILED SHORTLY. THE FINAL RATIO WILL BE DETERMINED BASED ON THE AVERAGE CLOSING PRICE OF INVITROGEN'S COMMON STOCK FOR THE 20 CONSECUTIVE TRADING DAYS ENDING THREE DAYS PRIOR TO THE SHAREHOLDER MEETINGS. WE INTEND TO COMPLETE THESE TRANSACTIONS AS QUICKLY AS WE CAN AND WILL MAIL OUT THE PROXY/PROSPECTUS AS WE CAN GET IT THROUGH THE SEC (HOPEFULLY 4 TO 6 WEEKS).

ON JUNE 20, 2000, DEXTER ANNOUNCED THAT IT HAD SIGNED TWO DEFINITIVE SALES AGREEMENTS FOR A TOTAL OF $675 MILLION IN CASH, ONE COVERING ITS ELECTRONIC MATERIALS, ADHESIVES AND POLYMER SYSTEMS BUSINESSES AND THE OTHER COVERING ITS NONWOVEN MATERIALS BUSINESS. THE INVITROGEN TRANSACTIONS ARE CONDITIONED ON THE CLOSING OF THOSE SALES. AFTER THE REPAYMENT OF DEXTER'S OUTSTANDING DEBT, THE REMAINING PROCEEDS FROM THESE SALES WILL BE UTILIZED BY INVITROGEN AS PART OF THE CASH CONSIDERATION. ON THE COMPLETION OF THESE TRANSACTIONS, DEXTER'S PRIMARY ASSET WILL BE ITS 75% OWNERSHIP POSITION IN LIFE TECHNOLOGIES.

THE MERGERS ARE CONDITIONED, AMONG OTHER THINGS, UPON THE APPROVAL OF THE SHAREHOLDERS OF ALL THREE COMPANIES. IT IS ALSO CONDITIONED UPON THE CLOSING OF THE PREVIOUSLY ANNOUNCED PENDING SALES OF DEXTER'S CHEMICAL BUSINESSES AND OTHER CUSTOMARY CONDITIONS. DEXTER WILL VOTE ITS 75% OWNERSHIP POSITION IN LIFE TECHNOLOGIES IN FAVOR OF THE TRANSACTION. IN ADDITION, EACH TRANSACTION IS CONDITIONED ON THE CLOSING OF THE OTHER. THERE IS NO FINANCING CONDITION.

INVITROGEN AND DEXTER WILL HAVE SUFFICIENT CASH TO SATISFY THE TERMS OF THE TRANSACTION FOLLOWING COMPLETION OF DEXTER'S PREVIOUSLY ANNOUNCED ASSET SALES. DEXTER IS IN THE PROCESS OF DIVESTING ITS COATINGS BUSINESS. WE FULLY SUPPORTS THIS DIVESTITURE, BUT THE DEXTER AND LIFE TECHNOLOGIES TRANSACTIONS ARE NOT CONDITIONED UPON COMPLETING THE SALE OF THAT BUSINESS PRIOR TO CLOSING.

LET ME REITERATE, BOTH TRANSACTIONS WILL BE ACCOUNTED FOR AS PURCHASES AND WILL BE IMMEDIATELY ACCRETIVE TO INVITROGEN'S CASH EARNINGS PER SHARE. GOODWILL IS CURRENTLY ESTIMATED TO BE $1.5 BILLION AND AMORTIZED OVER 20 YEARS.

WHILE THIS TRANSACTION IS PREDICATED UPON GROWTH, OF COURSE THERE ARE SYNERGIES. THE COMBINED COMPANY'S INFRASTRUCTURE WILL PROVIDE COST AVOIDANCE AND OPERATING LEVERAGE OPPORTUNITIES. WE ANTICIPATE USING SAVINGS TO INCREASE OUR R&D INVESTMENT AND OTHER STRATEGIC INITIATIVES. WE EXPECT COST AVOIDANCE TO BE IN THE RANGE OF $30 TO $50 MILLION OVER THE NEXT 3 TO 5 YEARS. ALSO, WE WILL BE CLOSING AND SELLING THE DEXTER HEADQUARTERS.

LYLE.

LYLE TURNER

THANK YOU JIM. NOW THAT YOU HAVE HEARD US OUTLINE OUR STRATEGY FOR GROWTH. LET ME REMIND YOU THAT WE SERVE AN INDUSTRY THAT IS AT THE BEGINNING OF AN EXCITING REVOLUTION.

OPERATOR LET'S NOW OPEN THE LINE FOR QUESTIONS.

         THE FOLLOWING IS A SLIDE PRESENTATION MADE TO CERTAIN ANALYSTS
                                  ON JULY, 2000

                INVITROGEN CORPORATION / LIFE TECHNOLOGIES, INC.
                             POWERPOINT PRESENTATION
                                  JULY 10, 2000

                 [LOGO]                                   [LOGO]

                   CREATING A LEADER IN PRODUCTS AND SERVICES
                FOR BIOLOGY, GENOMICS AND PROTEOMICS RESEARCHERS

Certain statements contained in this presentation are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to development and increased flow of new products, leveraging technology and personnel, advanced opportunities, creation of new standards and new delivery platforms which are prospective. Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risk and uncertainties include, but are not limited to, approval of the mergers, satisfaction of the conditions to closing including the divestiture of Dexter's chemicals businesses, successful combination of the operations of the two companies and previously-acquired companies, retention of key personnel, the ability to manage growth, successful development and commercialization of new products and services, continued identification, development and licensing of new technology, competition and other risks and uncertainties detailed from time to time in press Corporation's Securities and Exchange filings.

ADDITIONAL INFORMATION

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Invitrogen, Life Technologies and Dexter in connection with the proposed mergers, and their interests in the solicitation, are set forth in a Schedule 14A filed on the date of this presentation with the SEC. Invitrogen, Life Technologies and Dexter will be filing joint proxy statements/prospectuses and other relevant documents concerning the proposed transaction with the U.S. SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION. Investors will be able to obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by Invitrogen may be obtained free of charge by contacting Invitrogen Corporation, Cheri Manis, 1600 Faraday Avenue, Carlsbad, California, 92008, (760) 603-7200. Documents filed with the SEC by Life Technologies will be available free of charge by contacting Life Technologies, Inc., C. Eric Winzer, Life Technologies, Inc., 9800 Medical Center Drive, P.O. Box 6482, Rockville, Maryland 20850, (301) 610-8800. Documents filed with the SEC by Dexter will be available free of charge by contacting Dexter Corporation, One Elm Street, Windsor Locks, Connecticut 06096, Attention: Investor Relations,
(860) 292-7675. INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION.

                 [LOGO]                                   [LOGO]

                   CREATING A LEADER IN PRODUCTS AND SERVICES
                FOR BIOLOGY, GENOMICS AND PROTEOMICS RESEARCHERS

PRESENTATION OVERVIEW
--------------------------------------------------------------------------------

                              Transaction Overview

                                Invitrogen Update

                                  LTI Overview

                          Invitrogen - LTI Opportunity

                                Financial Review

                                     Summary

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

                                     [LOGO]


Dexter (75% of LTI)
$1.5 billion / $62.50 per share
Stock and Cash Consideration

Life Technologies, Inc.
$400 million / $60.00 per share
Stock and Cash Consideration

-    Overall Equity Value: $1.9 billion

-    Overall Transaction Value: $1.5 billion

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

-    Key Transaction Parameters

     -    Stock and cash consideration per shareholder election

     -    Maximum cash 28% of total consideration

     -    Cash from both Invitrogen and Dexter

     -    Two board representatives from LTI

-    Closing conditions

     -    Completion of Dexter chemical business sales

     -    Customary regulatory reviews

     -    Shareholder votes

     -    Transactions are mutually contingent upon each other

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

   [LOGO]




   Key Operating Statistics ($MM)        Key Markets and Products
   ------------------------------        ------------------------

   Revenues               $409.6         Molecular Biology
   EBITDA                 $ 72.1         -    Gateway-TM- Cloning System
   Net Income             $ 38.3         -    Platinum-Registered Trademark-
                                                Amplification Enzymes
   Employees               2,025         -    Competent Cells
   Sales Force               256         -    LipofectAMINE-TM- Reagents Cell
   Manufacturing Sites         6                Culture
                                         -    Liquid and Dry Powder Media
                                         -    Cell Biology Reagents

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------

     -    Enhance leadership position in rapidly growing life science market

     - Combine technologies to create operating system for gene cloning and expression

     -    Develop proprietary expression systems and host cell lines

     -    Technology leadership with strong, proprietary position

     - Accelerate new product development with over 280 combined R&D professionals

     -    Global marketing, distribution and manufacturing resources

     -    Large combined revenue and cash flow base

PRESENTATION OVERVIEW
--------------------------------------------------------------------------------

                              Transaction Overview

                                Invitrogen Update

                                  LTI Overview

                          Invitrogen - LTI Opportunity

                                Financial Review

                                     Summary

INVITROGEN UPDATE
--------------------------------------------------------------------------------

[LOGO]




Key Operating Statistics ($MM)         Key Markets and Products
------------------------------         ------------------------

Revenues                $92.9          Molecular Biology / Genomics / Proteomics
EBITDA                  $22.0          -    TOPO/TA-TM- Cloning
Net Income              $13.3          -    ECHO-TM- Cloning
Sales Force                58          -    Gene Expression Systems
Manufacturing Sites         3          -    Electrophoresis gels
                                       -    Microarrays
                                       -    Clone collection

INVITROGEN UPDATE - RECENT EVENTS
--------------------------------------------------------------------------------

     -    Research Genetics acquisition

     -    Ethrog acquisition

     -    Affymetrix collaboration

     -    35 new products introduced in 2000

PRESENTATION OVERVIEW
--------------------------------------------------------------------------------

                              Transaction Overview

                                Invitrogen Update

                                  LTI Overview

                          Invitrogen - LTI Opportunity

                                Financial Review

                                     Summary

LTI OVERVIEW AND HISTORY
--------------------------------------------------------------------------------

     -    Headquarters in Rockville, MD

     -    Leading global supplier of:
          -    Molecular biology research products and services
          -    Cell culture products

     -    1999 revenues and EBITDA of $410 million and $72 million

     - Worldwide supply capabilities with production and laboratory facilities in 4 countries

     -    Recent events
          -    BioSepra acquisition
          -    Introduction of Gateway-TM-
          -    Gene Logic collaboration

MARKETS AND PRODUCTS
--------------------------------------------------------------------------------

A leading supplier of:

     -    Transfection reagents

     -    Competent cells

     -    cDNA cloning reagents

     -    PCR reagents

     -    Gene cloning and expression vectors

     -    DNA restriction and modifying enzymes

     -    Synthetic oligonucleotides

     -    Cell culture media

MARKETS AND PRODUCTS
--------------------------------------------------------------------------------

Molecular Biology Products - $208MM 1999 Revenues

Gateway-TM-                    Nucleic Acids
Expression Systems             DNA Analysis
Molecular Transfer             Ultrapures
NA Purification                Enzymes
Custom Oligos                  Other
Services

Cell Culture Products - $202MM 1999 Revenues

Liquid Media                   Cellular Biochemistry
Dry Powder Media               Plastics and Equipment
Reagents                       Other
Sera                           Fetal Bovine Serum

MARKETING AND DISTRIBUTION
--------------------------------------------------------------------------------

                                    [GRAPH]


-     Over 200 field sales and 50 technical services personnel worldwide
-     Distributor relationships in 40 additional countries

MANUFACTURING
--------------------------------------------------------------------------------




                                                                Size
                                     Function               (in Sq. Ft.)
                                    -------------------------------------

Grand Island, New York               M, D, R&D                  175,000

Fredrick, Maryland                   M, D                       238,000

Inchinan, Scotland                   M, D                       132,000

Cergy Pontoise, France               M, R&D                      15,000

Auckland, New Zealand                M, W, A                     87,000

Christchurch, New Zealand            M                           25,000



----------------
M = Manufacturing
W = Warehouse
D = Distribution
R&D = Research & Development
A = Administration

RESEARCH AND DEVELOPMENT
--------------------------------------------------------------------------------


-    177 personnel in LTI worldwide R&D group

-    Over 189 issued patents

-    Over 240 licenses



Locations                              R&D Group Structure

                Total   Ph.D           Product Development                    Support
----------------------------           -----------------------------------------------------------------
Maryland        132      43            Amplification          14              Chemistry                8
Grand Island     32      10            Purification           15              Protein Chemistry       14
Paris             7       1            Gene Expression        53              Engineering              7
New Zealand       6       2            Cell Culture           32              Technical Mfg.          19
                                       Bio Sepra               7              Intellectual Property    3
                                       Protein Separation      6



PRESENTATION OVERVIEW
--------------------------------------------------------------------------------

                              Transaction Overview

                                Invitrogen Update

                                  LTI Overview

                          Invitrogen - LTI Opportunity

                                Financial Review

                                     Summary

INVITROGEN - LTI OPPORTUNITY
--------------------------------------------------------------------------------

     -    Leading player in high growth molecular biology market

     - Combine key technologies to create operating system for gene cloning and expression

     -    Proprietary technology base

     -    Strong financial position

MARKET LEADERSHIP IN MOLECULAR BIOLOGY
--------------------------------------------------------------------------------


                                    [GRAPH]

DISCOVERY CYCLE
1. Sequence
2. Identify
3. Clone
4. Express
5. Analyze

IVGN PRODUCTS
Electrophoresis gels
Microarrays
Fast Track-TM- Kits
Bioinformatics
TOPO/TA-TM- Cloning
ECHO-TM- Cloning
Expression Systems

                                    [GRAPH]

DISCOVERY CYCLE
1. Sequence
2. Identify
3. Clone
4. Express
5. Analyze

IVGN
Electrophoresis gels
Expression Systems
Microarrays
Fast Track-TM- Kits
Bioinformatics
TOPO/TA-TM- Cloning
ECHO-TM- Cloning

LTI
Benchmark-TM- Protein Ladders
Glutomax-TM- media
Competent Cells
Transfection reagents
Gibco BRL -Registered Trademark- Custom primers
Superscript-TM- RNase
Gateway-TM-
Platinum-Registered Trademark- Amplification enzymes


-    Biomolecular Production (LTI)
     -    Cell culture media
     -    Reagents
     -    BioSepra

MOLECULAR BIOLOGY MARKET - KITS & REAGENTS
--------------------------------------------------------------------------------


                                    [GRAPH]




                              1998       1999       2000       2001       2002
                              ----       ----       ----       ----       ----

Reagents - 10% Growth          750        825        908        998       1098
Kits - 19% Growth              670        797        949       1129       1344

GENE CLONING AND EXPRESSION KIT MARKET
--------------------------------------------------------------------------------

                                    [GRAPH]


ACCELERATING CONVERSION, MARKET SHARE

Current Kit Market $270 million 32% growth

Potential Kit Market $328 million 30% growth

Total Potential Kit Market $600 million, 31% Growth


Operating System

IVGN
----------------------------
-   TOPO/TA-TM-
-   ECHO-TM-
-   Competent Cells
-   Expression Systems

LTI
----------------------------
-   cDNA
-   Gateway-TM-
-   Competent Cells
-   Transfection Reagents

MARKET LEADERSHIP IN GENE CLONING AND EXPRESSION
--------------------------------------------------------------------------------

- Combination of Invitrogen and LTI creates complete operating system for cloning and expression

                                    [GRAPH]

Human Genome Sequence
PCR Cloning(TOPO/TA-TM-)
cDNA Libraries(LTI GeneTrapper-TM-)
cDNA Clones
Gateway-TM- Cloning
ECHO-TM- Cloning
Prokaryotic Expression
Mammalian Expression
Insect Expression
Yeast Expression

PROTEINS FOR:
Analysis
Function
Interactions
Screening

- Technology applicable for basic laboratory or high throughput
- High throughput applications accelerating

OPERATING SYSTEM OPPORTUNITIES
--------------------------------------------------------------------------------

                                    [GRAPH]

OPERATING SYSTEM

-    Gene Cloning
-    Gene Expression

PRODUCTS

LTI

-    Proprietary Growth Media
-    Restriction Enzymes
-    Markers
-    Custom Oligos
-    Services

IVGN

-    TOPO/TA-TM-
-    ECHO-TM-
-    Competent Cells
-    Expression Systems

ACCELERATING GROWTH, MARKET SHARE

-    Proprietary Cloned Protein Expression Systems
-    Proprietary Cell Lines
-    Proprietary Growth Media


$1.5 Billion Cell Biology Market, 11% Growth

GLOBAL MARKETING AND DISTRIBUTION RESOURCES
--------------------------------------------------------------------------------

                                    [GRAPH]

NORTH AMERICA

IVGN
       Direct    44
       Tech      14

LTI
       Direct    91
       Tech      29

Total           178

PF REVENUE:
   $287MM


EUROPE

IVGN
       Direct    14
       Tech       8

LTI
       Direct   102
       Tech      12

Total           136

 PF REVENUE:
    $152MM


ASIA

LTI
       Direct    63
       Tech       9

Total            72

PF REVENUE:
   $60MM

Combined relationships with distributors in over 40 additional countries

GLOBAL MANUFACTURING RESOURCES
--------------------------------------------------------------------------------




                                                              Size
                                     Function             (in Sq. Ft.)
                                    -----------------------------------

Grand Island, New York               M, D, R&D               175,000
San Diego, California                M, D, R&D, W, A          54,000
Fredrick, Maryland                   M, D                    238,000
Atlanta, Georgia                     M, D, R&D, W, A          50,000
Inchinan, Scotland                   M                       132,000
Cergy Pontoise, France               M, R&D                   15,000
Heidelberg, Germany                  M, D                     18,000
Auckland, New Zealand                M, W, A                  87,000
Christchurch, New Zealand            M                        25,000



M = Manufacturing
W = Warehouse
D = Distribution
R&D = Research & Development
A = Administration

TECHNOLOGY LEADERSHIP
--------------------------------------------------------------------------------

- A genomics industry leader in the cataloging and distribution of full-length clones

-    Over 200 combined issued and pending patents

-    Over 300 combined licenses

-    Intellectual property covering key gene cloning and expression technologies

-    Key genomics collaborations

-    Opportunity to increase R&D spending

                   Combined R&D organization: over 280 people

INTEGRATION OPPORTUNITIES
--------------------------------------------------------------------------------

-    Bundle and co-market key complimentary product lines

-    Use of excess manufacturing capacity

-    Utilization of LTI European and Asia direct sales and marketing

-    Extend Invitrogen technical sales reps to LTI products

-    Consolidate corporate resources

               Main Focus: Take advantage of combined resources to
            enhance revenue growth opportunities and market position

PRESENTATION OVERVIEW
--------------------------------------------------------------------------------

                              Transaction Overview

                                Invitrogen Update

                                  LTI Overview

                          Invitrogen - LTI Opportunity

                                Financial Review

                                     Summary

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-    Transaction highly accretive to Invitrogen cash EPS

-    Significant combined revenue and operating cash flow

-    Expanded market opportunities for growth

- Combined company infrastructure provides cost avoidance and operating leverage opportunities

STRONG COMBINED FINANCIAL POSITION
--------------------------------------------------------------------------------




Pro Forma 1999 Income Statement ($MM)                  % of Revenues
--------------------------------------                 --------------

Molecular Biology Revenues      $300.0                       59.7%
Cell Culture Revenues            202.5                       40.3%
                                ------                      -----
        Total                    502.5                      100.0%
Gross Profit                     283.1                       56.3%
Marketing & Selling Expense      113.0                       22.5%
R&D Expense                       38.5                        7.7%
G&A Expense                       54.3                       10.8%
EBITDA                            94.1                       18.7%
Net Income(1)                     41.1                        8.2%
Cash EPS (1) (2)                $  0.92
Shares Outstanding                44.7




(1) Excluding amortization of goodwill charges
(2) Basic EPS assuming no conversion of IVGN Convertible Debentures

STRONG COMBINED FINANCIAL POSITION
--------------------------------------------------------------------------------




Pro Forma Balance Sheet  ($MM)
--------------------------------------

Cash and Equivalents            $   39

PP&E                            $  151

Goodwill and Intangibles        $1,689

Total Assets                    $2,208


Long-Term Debt                  $    7

IVGN Convertible Debt           $  173

Shareholders' Equity            $1,773

STRATEGIC FOCUS
--------------------------------------------------------------------------------

                                 1999 Pro Forma
                               Revenue Composition

                                    [GRAPH]




                 Molecular Biology       Cell Culture
                 -----------------       ------------

East                    60                    40





                             - Investment in R&D
                             - Market Penetration
                             - New Product Opportunities

FINANCIAL OBJECTIVES
--------------------------------------------------------------------------------




                                       1999 PF
                                         % of
                                       Revenue                Targets
                                       -------                -------

Revenue
   Molecular Biology                    59.7%                  70-75%
   Cell Culture                         40.3%                  25-30%

Gross Profit                            56.3%                  58-60%

Marketing & Selling                     22.5%                  22-25%

Research & Development                   7.7%                  10-12%

General & Administrative                10.8%                   7-9%

EBITDA                                  18.7%                  20-22%

Operating Income                        14.6%                  15-17%

Net Income                               8.2%                  10-12%




                    Long-term cash EPS growth target: 20-25%

PRESENTATION OVERVIEW
--------------------------------------------------------------------------------

                              Transaction Overview

                                Invitrogen Update

                                  LTI Overview

                          Invitrogen - LTI Opportunity

                                Financial Review

                                     Summary

SUMMARY
--------------------------------------------------------------------------------

     -    Rapid market growth driven by genomics revolution

     -    A leading industry player

     -    Significant proprietary position

     -    Limited regulatory issues

     -    Outstanding marketing and distribution capabilities

     -    Significant revenues and cash flow